                                                                    Exhibit 10.4

                         NET-Tel Communications, Inc.,
                            A Delaware Corporation.
                           1998 Stock Incentive Plan

                          Adopted on January 26, 1998
                         Amended on September 30, 1998
                           Amended on March 15, 1999
                          Amended on November 10, 1999
                          Amended on January 25, 2000
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                               TABLE OF CONTENTS
                               -----------------

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
SECTION 1.    ESTABLISHMENT AND PURPOSE...................................................................    1

SECTION 2.    ADMINISTRATION..............................................................................    1
              (a)  Committees of the Board of Directors...................................................    1
              (b)  Authority of the Board of Directors....................................................    1

SECTION 3.    ELIGIBILITY.................................................................................    1
              (a)  General Rule...........................................................................    1
              (b)  Ten-Percent Shareholders...............................................................    1

SECTION 4.    STOCK SUBJECT TO PLAN.......................................................................    1
              (a)  Basic Limitation.......................................................................    2
              (b)  Additional Shares......................................................................    2

SECTION 5.    TERMS AND CONDITIONS OF AWARDS OR SALES.....................................................    2
              (a)  Stock Purchase Agreement...............................................................    2
              (b)  Duration of Offers and Nontransferability of Rights....................................    2
              (c)  Purchase Price.........................................................................    2
              (d)  Withholding Taxes......................................................................    2
              (e)  Restrictions on Transfer of Shares and Minimum Vesting.................................    2
              (f)  Accelerated Vesting....................................................................    3

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.............................................................    3
              (a)  Stock Option Agreement.................................................................    3
              (b)  Number of Shares.......................................................................    3
              (c)  Limitation on ISOs.....................................................................    3
              (d)  Exercise Price.........................................................................    3
              (e)  Withholding Taxes......................................................................    4
              (f)  Exercisability.........................................................................    4
              (g)  Accelerated Exercisability.............................................................    4
              (h)  Basic Term.............................................................................    4
              (i)  Nontransferability.....................................................................    4
              (j)  Termination of Service (Except by Death)...............................................    4
              (k)  Leaves of Absence......................................................................    5
              (l)  Death of Optionee......................................................................    5
              (m)  No Rights as a Shareholder.............................................................    6
              (n)  Modification, Extension and Assumption of Options......................................    6
              (o)  Restrictions on Transfer of Shares and Minimum Vesting.................................    6
              (p)  Accelerated Vesting....................................................................    6

SECTION 7.    PAYMENT FOR SHARES..........................................................................    6
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
             (a)  General Rule............................................................................   6
             (b)  Surrender of Stock......................................................................   6
             (c)  Services Rendered.......................................................................   7
             (d)  Promissory Note.........................................................................   7
             (e)  Exercise/Sale...........................................................................   7
             (f)  Exercise/Pledge.........................................................................   7

SECTION 8.   ADJUSTMENT OF SHARES.........................................................................   7
             (a)  General.................................................................................   7
             (b)  Mergers and Consolidations..............................................................   7
             (c)  Reservation of Rights...................................................................   8

SECTION 9.   SECURITIES LAW REQUIREMENTS..................................................................   8
             (a)  General.................................................................................   8
             (b)  Financial Reports.......................................................................   8

SECTION 10.  NO RETENTION RIGHTS..........................................................................   8

SECTION 11.  DURATION AND AMENDMENTS......................................................................   9
             (a)  Term of the Plan........................................................................   9
             (b)  Right to Amend or Terminate the Plan....................................................   9
             (c)  Effect of Amendment or Termination......................................................   9

SECTION 12.  DEFINITIONS..................................................................................   9

SECTION 13.  EXECUTION....................................................................................  12

               NET-TEL HOLDING COMPANY 1998 STOCK INCENTIVE PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE.

     The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. Capitalized terms are defined in Section 12.

SECTION 2.  ADMINISTRATION.

     (a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

     (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.  ELIGIBILITY.

     (a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

     (b) Ten-Percent Shareholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4.   STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. The aggregate number of Shares that may be issued under the Plan

(upon exercise of Options or other rights to acquire Shares) shall not exceed 4,255,000 issued Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 4,255,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5.   TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

     (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in
Section 7.

     (d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

     (e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such repurchase right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

     (f) Accelerated Vesting. Unless the applicable Stock Purchase Agreement expressly provides to the contrary or the Board of Directors determines otherwise prior to a Change in Control, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become fully vested upon a Change in Control.

SECTION 6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Limitation on ISOs. The aggregate Fair Market Value of the Stock (determined at the time of the grant of the Option) for which any Employee may be granted ISOs in any calendar year must not be more than $100,000 plus a carryover amount. The carryover amount for an Employee from any year is one-half of the amount by which $100,000 exceeds the value at the time of grant of the Stock for which ISOs were granted in such prior year. Amounts may be carried over three years. Options granted in any year use up the $100,000 current year limitation first and then the carryover from the earliest year.

     (d) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option granted on or before the Reliance Period Termination Date shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option granted after the Reliance Period Termination Date shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding three sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

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     (e)  Withholding Taxes.  As a condition to the exercise of an Option, the
Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (f) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of the grant. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion. An Option shall not be exercised for fewer than 100 Shares (without adjustment under Section 8), unless fewer than 100 Shares remain subject to such Option.

     (g) Accelerated Exercisability. Unless the applicable Stock Option Agreement expressly provides to the contrary or the Board of Directors determines otherwise prior to a Change in Control, all of an Optionee's Options shall become fully exercisable upon a Change in Control.

     (h) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

     (i) Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (j) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (g) above;

          (ii) The date three months after the termination of the Optionee's Service for any reason other than Cause, Retirement or Disability;

          (iii) The date of the termination of the Optionee's Service for Cause; or

          (iv) The date 12 months after the termination of the Optionee's Service by reason of Retirement or Disability.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

     (k) Leaves of Absence. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

     (l) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

          (i)  The expiration date determined pursuant to Subsection (g) above;
     or

          (ii) The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

     (m) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (n) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (o) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant. Any such repurchase right may be exercised only within 90 days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

     (p) Accelerated Vesting. Unless the applicable Stock Option Agreement expressly provides to the contrary or the Board of Directors determines otherwise prior to a Change in Control, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become fully vested upon a Change in Control.

SECTION 7.   PAYMENT FOR SHARES.

     (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

     (d) Promissory Note. To the extent that a Stock Option Agreement so provides, all or a portion of the Exercise Price of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (f) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8.   ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

     (b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          (iv) The cancellation of such outstanding Options without payment of any consideration.

     (c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.   SECURITIES LAW REQUIREMENTS.

     (a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

     (b) Financial Reports. Upon receipt of written request from any Participant or shareholder who has received stock under the Plan, the Company, once each year shall furnish to such Participant or shareholder its balance sheet and income statement, unless such Participant or shareholder are key employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 10.  NO RETENTION RIGHTS.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

SECTION 11.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Options previously granted under the Plan, unless, in the case of an amendment, such amendment expressly so provides.

SECTION 12.  DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b)  "Cause" shall mean:

          (i) Unauthorized use or disclosure of the confidential information or trade secrets of the Company;

          (ii) Conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

          (iii)  Willful misconduct or gross negligence; or

          (iv) Continued failure to perform assigned duties or to comply with reasonable policies of the Company.

     (c)  "Change in Control" shall mean:

                 i. The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

                 ii. The sale, transfer or other disposition of all or substantially all of the Company's assets; or

                 iii.  The dissolution or liquidation of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

     (f) "Company" shall mean NET-tel Communications, Inc., a Delaware corporation.

     (g) "Consultant" shall mean an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

     (h) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (i) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

     (k) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

     (l)  "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

     (m) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (n) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (o)  "Optionee" shall mean an individual who holds an Option.

     (p) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

     (q) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (r) "Plan" shall mean this NET-tel Communications, Inc. 1998 Stock Incentive Plan.

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

     (s) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

     (t) "Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (u) "Reliance Period Termination Date" shall mean the date that is the earlier of:

          (1)  The date of expiration or termination of the Plan;

          (2)  The date of any material modification of the Plan;

          (3) The first date as of which all Options provided for under the Plan have been issued; and

          (4) The date of the first meeting of shareholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which an initial public offering of the Company occurs or, in case the Company becomes publicly held without an initial public offering, the first calendar year following the calendar year in which the Company becomes publicly held.

     (v) "Retirement" shall mean termination of Service after attainment of age 65.

     (w) "Service" shall mean service as an Employee, Outside Director or Consultant.

     (x)  "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

     (y)  "Stock" shall mean the Common Stock of the Company.

     (z) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

     (aa) "Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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

SECTION 13.  EXECUTION.

     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                        NET-TEL COMMUNICATIONS, INC.



                                        /s/ James F. Kenefick
                                        -----------------------------------
                                        By:    James F. Kenefick
                                        Title: Founder and CEO



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